COMMITMENTS AND CONTINGENCIES	12 Months Ended
Feb. 28, 2017
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

        Future minimum operating lease payments per fiscal year that relate to office and warehouse space in various countries as at February 28, 2017 are as follows:

2018	1,074
2019	915
2020	905
2021	905
Thereafter	660

4,459

        For the year ended February 28, 2017, the Company incurred rental expenses of $1,357 [2016 – $1,590].

        In January 2016, a customer in India initiated an arbitration process with the Company to resolve the dispute over inventory shipped to this customer in June 2015, with a carrying amount of $4,707. The customer has now submitted its claim statement, which discloses an aggregate claim amount of approximately $6,425 in respect of, among other things, damages claimed with respect to lost revenue, import duties, and inventory replacement costs. The Company believes that the claim has no merit. The Company has not recognized the revenue related to this shipment and has recorded the cost of the inventory provided to the customer as an asset with a value of $4,600. The Company has not received any payment with respect to this inventory. The Company submitted a counter-claim in June 2016 for the full value of the contract and damages. Frequent arbitration meetings have been held to date and are planned during the first half of calendar 2017. No decision has been made as of the date of this report and the outcome of this matter is not determinable.

        In the normal course of business, the Company is subject to patent infringement complaints. The Company defends itself vigorously in these matters and does not believe any known complaint is material.

        See Note 6 for the discussion on the purchase order commitments with contract manufacturers.